UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2006



                               ACTUANT CORPORATION
             (Exact name of Registrant as specified in its charter)


           Wisconsin                  1-11288               39-0168610
  (State or other jurisdiction   (Commission File        (I.R.S. Employer
       of incorporation)              Number)           Identification No.)



                         13000 West Silver Spring Drive
                             Butler, Wisconsin 53007
           Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201

               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (414) 352-4160


                              6100 North Baker Road
                               Milwaukee, WI 53209

             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On December 20, 2006, Actuant Corporation (the "Company") announced its results of operations for the first quarter ended November 30, 2006. A copy of the press release announcing the Company's results for the first quarter ended November 30, 2006 is attached as Exhibit 99.1 to this report on Form 8-K.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

       99.1    Press Release of the Company dated December 20, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               ACTUANT CORPORATION
                                                   (Registrant)


     Date: December 20, 2006                   By: /s/ Andrew G. Lampereur
                                                   -----------------------------
                                               Andrew G. Lampereur
                                               Executive Vice President and
                                               Chief Financial Officer



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